GROUP LIFE AND ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

issued to

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA Newark, New Jersey
including any and/or all companies that are or may hereafter become affiliated therewith

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GROUP LIFE AND ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT
TABLE OF CONTENTS

                      Article                                                                                     Page

Attachments

                                     Trust Agreement Requirements Clause ................................................  25

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GROUP LIFE AND ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT
TABLE OF CONTENTS

        Attachments

        (Cont’d)                             Page

Letter of Credit Requirements Clause...................................................  30

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GROUP LIFE AND ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT
(the “Contract”)

issued to

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA Newark, New Jersey
including any and/or all companies that are or may hereafter become affiliated therewith
(collectively, the “Company”)

by

THE SUBSCRIBING REINSURER(S) IDENTIFIED

IN THE INTERESTS AND LIABILITIES AGREEMENT(S) ATTACHED TO AND FORMING PART OF THIS CONTRACT (the “Reinsurer”)

ARTICLE 1

BUSINESS COVERED

This Contract is to indemnify the Company in respect of the liability that may accrue to the Company as a result of loss or losses, except for benefits paid for death other than Accidental Death, under Policies classified by the Company as Group Life Insurance, including, but not limited to Group Life, Group Universal Life, Group Accidental Death and Dismemberment, Survivor  Income  Benefits,  Business  Travel  Accident,  and  Personal  Accident  Insurance, including Waiver of Premium Benefits and all Policy riders, in force at the inception of this Contract, or written or renewed thereafter by or on behalf of the Company, subject to the terms and conditions herein contained.

ARTICLE 2

RETENTION AND LIMIT

A.     For each Excess Layer of reinsurance provided hereunder, the Reinsurer shall be liable in respect of each Loss Occurrence for the Ultimate Net Loss over and above the initial Ultimate Net Loss retention as set forth in the schedule below for the Loss Occurrence, subject to a limit of liability to the Reinsurer for each such Loss Occurrence, and subject further to a limit of liability for all Loss Occurrences commencing during the term of this Contract, as set forth below:

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RETENTION AND LIMIT SCHEDULE
Layer	Company’s Retention	Reinsurer’s Limit of Liability
	Ultimate Net Loss in respect of each Loss Occurrence	Ultimate Net Loss in respect of each Loss Occurrence	Ultimate Net Loss in respect of all Loss Occurrences during the term of this Contract
First Excess	$500,000,000	$200,000,000	$400,000,000
Second Excess	$700,000,000	$200,000,000	$400,000,000
Third Excess	$900,000,000	$200,000,000	$400,000,000
Fourth Excess	$1,100,000,000	$200,000,000	$400,000,000
Fifth Excess	$1,300,000,000	$200,000,000	$400,000,000

B.
Notwithstanding the above, Ultimate Net Loss hereunder shall not exceed $1,633,500, or so deemed, such limit not to include Claim Expenses and Extra Contractual Obligations, as respects any one person in any one Loss Occurrence.

ARTICLE 3

TERM

This Contract shall take effect at 12:01 a.m., Local Standard Time, January 1, 2015, and shall remain  in  force  until  12:01 a.m.,  Local Standard  Time,  January 1,  2016,  applying  to  Loss Occurrences commencing during the term of this Contract.

ARTICLE 4

SPECIAL TERMINATION

A.     The Company may terminate a Subscribing Reinsurer’s percentage share in this Contract at any time by giving written notice to the Subscribing Reinsurer in the event of any of the following circumstances:

1.        The Subscribing Reinsurer ceases underwriting operations.

2.	A state insurance department or other legal authority orders the Subscribing Reinsurer to cease writing business, or the Subscribing Reinsurer is placed under regulatory supervision.

3.
The Subscribing Reinsurer has become insolvent or has been placed into liquidation or receivership (whether voluntary or involuntary), or there have been instituted against  it  proceedings  for  the appointment  of a  receiver,  liquidator, rehabilitator,

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conservator, trustee in bankruptcy, or other agent known by whatever name, to take possession of its assets or control of its operations.

4.
The  Subscribing  Reinsurer’s  policyholders’  surplus  (or  the  equivalent  under  the Subscribing Reinsurer’s accounting system) as reported in such financial statements of the Subscribing Reinsurer as designated by the Company, has been reduced by

20% of the amount thereof at any date during the prior 12-month period (including the period prior to the inception of this Contract).

5.
The Subscribing Reinsurer has merged with or has become acquired or controlled by any   company,   corporation,   or   individual(s)   not   controlling   the   Subscribing Reinsurer’s operations at the inception of this Contract.

6.	The Subscribing Reinsurer has retroceded its entire liability under this Contract without the Company’s prior written consent.

7.     The Subscribing  Reinsurer  has been assigned  an A.M. Best’s rating of less than “A-” and/or a Standard & Poor (S&P) rating of less than “BBB+.”  However, as respects Underwriting Members of Lloyd’s, London, a Lloyd’s Market Rating of less than “A-” by A.M. Best and/or less than “BBB+” by S&P shall apply.

B.
Termination shall be effected on a cut-off basis and the Subscribing Reinsurer shall have no liability with respect to Loss Occurrences commencing after the effective date of termination.  The reinsurance premium due the Subscribing Reinsurer hereunder (including any minimum reinsurance premium) shall be pro rated based on the period of the Subscribing Reinsurer’s participation hereon, and the Subscribing Reinsurer shall immediately return any excess reinsurance premium received.  Reinstatement premium, if any, shall be calculated based on the Subscribing Reinsurer’s reinsurance premium earned during the period of the Subscribing Reinsurer’s participation hereon.

ARTICLE 5

TERRITORY

The territorial limits of this Contract shall be identical with those of the Company’s Policies.

ARTICLE 6

EXCLUSIONS

This Contract shall not apply to and specifically excludes:

1. Liability of the Company arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any Insolvency

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Fund. “Insolvency Fund” includes any guaranty fund, insolvency fund, plan, pool,

association, fund or other arrangement, howsoever denominated, established or governed, that provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee, or other obligation of an insurer,  or  its  successors  or  assigns,  that  has  been  declared  by  any  competent authority to be insolvent, or that is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

2.	Assumed reinsurance, this exclusion does not apply to inter-company reinsurance between or among Prudential Group affiliates.

3.     Claims under insurance policies issued to professional sports terms which are caused by occupational accidents sustained by insured employees while engaged in travel in connection with their employment.

4.        Long Term Disability and/or Salary Continuance business.

5.        Military personnel written on a Group basis.

6.        Federal  Employees’  Group   Life   Insurance   and   Servicemembers’  Group   Life
Insurance.

7.        Airport ticket or coupon business.

8.        Airline crews except for Delta Airlines and U.S. Airways.

9.        Participation  in  any  pool  of  insurers  or  reinsurers,  including  Special  Pool  Risk
Administrators (SPRA).

10.        Any form of reimbursement of liability settlements.

11.        The Company’s participation in Lloyd’s business.

12.        Credit card business, travel card and charge card business, when written as such.

13.        Workers’ Compensation and Occupational Accident business (all forms).

14.        War, as reflected in the Company’s original policies.

ARTICLE 7

PREMIUM

A.     As respects each Excess Layer, the Company shall pay the Reinsurer a minimum and deposit premium in accordance with the schedule set forth below.  The adjusted premium to be paid to the Reinsurer for the reinsurance provided under each Excess Layer shall be

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calculated at the rates set out below multiplied by the Company’s Net Mean Million of In

Force Volume with respect to the business covered hereunder:

PREMIUM SCHEDULE
Layer	Premium Rate	Minimum and Deposit Premium
First Excess	Redacted	Redacted
Second Excess
Third Excess
Fourth Excess
Fifth Excess

B.	The deposit premiums set forth in paragraph A above shall be payable to the Reinsurer by the Company in installments as follows:

DEPOSIT INSTALLMENT SCHEDULE
Layer	January 1, 2015	April 1, 2015	July 1, 2015	October 1, 2015
First Excess	Redacted	Redacted	Redacted	Redacted
Second Excess
Third Excess
Fourth Excess
Fifth Excess

C.
Three  months after  the expiration or termination of this Contract, the Company shall provide a report to the Reinsurer setting forth the Net Mean Million of In Force Volume hereunder and calculate a premium in accordance with paragraph A above.  Should the premium so calculated exceed the minimum and deposit premium paid in accordance with paragraphs A and B above, the Company shall expeditiously pay the Reinsurer the difference.

D.        The Company shall furnish the Reinsurer with such information as may be required by the
Reinsurer for completion of its financial statements.

ARTICLE 8

REINSTATEMENT

A.     Loss payments under any Excess Layer of this Contract shall reduce the limit of coverage afforded by the amounts paid, but the limit of coverage shall be reinstated from the time of the occurrence of the loss, and for each amount so reinstated, the Company agrees to pay an additional premium calculated at pro rata of the Reinsurer’s premium for the applicable layer(s)  for  the  term  of  this  Contract,  being  pro  rata  only  as  to  the  fraction  of  the Reinsurer’s limit of liability hereunder (i.e., the fraction of the Reinsurer’s limit of liability for each Loss Occurrence as set forth for the Excess Layer in the Retention and Limit

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Article) so reinstated.  Nevertheless, the Reinsurer’s liability under the applicable layer(s) shall not exceed such limit(s) in respect of any one Loss Occurrence, nor the applicable limit(s) in respect of all Loss Occurrences during the term of this Contract, as set forth in the Retention and Limit Article.

B.
If  at  the  time  of  a  loss  settlement  hereon  the  reinsurance  premium,  as  calculated  in accordance with the Premium Article, is unknown, the above calculation of reinstatement premium shall be based upon the deposit premium, subject to adjustment when the reinsurance premium is finally established.

ARTICLE 9

DEFINITIONS

A.     “Claims Expenses” means fees or costs, external to the Company, incurred in investigating, resisting, settling or managing claims, including interest accrued prior to any award or judgment.  “Claims Expenses” do not include salaries of Company employees or payments to independent contractors performing similar functions on a routine basis.

B.        “Accidental Death” means:

1.	in the case of accidental death benefits, any death which qualifies for benefits under the original insuring contract issued by the Company; and

2.
in  the  case  of  life  insurance,  any  death  as  a  result  of  accidental  drowning, asphyxiation, poisoning or bodily injuries sustained solely through external, violent and accidental means directly and independently of all other causes which occurs within 12-calendar months from the date of the Loss Occurrence causing such injury.

C.	“Disability” means disability which results in payments made in accordance with any Policy covered hereunder provided such disability commences within one year of the accident date.

D.	1. “Loss Occurrence” means all losses from each disaster or accident or series of disasters or accidents arising out of one event during any one period of 168 consecutive hours.

2.
The Company may choose the date and time when any such period of consecutive hours commences provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss and provided that only one such period of 168 consecutive hours shall apply with respect to one event.

E. The “Net Mean Million of In Force Volume” means the Company’s net retained average of the volume in force at inception and expiration of this Contract.

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F.	“Policy(ies)” means any binder, policy, or contract of insurance issued, accepted or held covered provisionally or otherwise, by or on behalf of the Company.

G.	1.	“Ultimate Net Loss” means the actual loss paid by the Company or which the Company becomes liable to pay, such loss to include Claims Expenses, and 100% of any Extra Contractual Obligation in accordance with the Extra Contractual Obligations Article.
	2.	Salvages and all recoveries (including amounts due from all reinsurances that inure to the benefit of this Contract, whether recovered or not), shall be first deducted from such loss to arrive at the amount of liability attaching hereunder.
	3.	All salvages, recoveries or payments recovered or received subsequent to loss settlement hereunder shall be applied as if recovered or received prior to the aforesaid settlement, and all necessary adjustments shall be made by the parties hereto.
	4.	The Company shall be deemed to be “liable to pay” a loss when a judgment has been rendered that the Company does not plan to appeal, and/or the Company has obtained a release, and/or the Company has accepted a proof of loss.
	5.	Nothing in this clause shall be construed to mean that losses are not recoverable hereunder until the Company’s “Ultimate Net Loss” has been ascertained.

ARTICLE 10

EXTRA CONTRACTUAL OBLIGATIONS

A.    “Extra Contractual Obligations” means compensatory, exemplary and punitive damages arising out of the conduct of the Company in the investigation, trial or settlement of any claim or failure to pay or delay in payment of any benefits under any Policy.   An Extra Contractual Obligation shall be deemed to have occurred on the same date as the loss covered under the Company’s Policy, and shall constitute part of the original loss.

B. An Extra Contractual Obligation shall be deemed to have occurred on the same date as the loss covered under the Company’s Policy, and shall constitute part of the original loss.

C. Claims Expenses in respect of Extra Contractual Obligations shall be covered hereunder in the same manner as other Claims Expenses.

D.     However, this Article shall not apply where the loss has been incurred due to final legal adjudication of fraud of a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

E.        In no event shall coverage be provided to the extent not permitted under law.

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ARTICLE 11

NET RETAINED LIABILITY

A.	This Contract applies only to that portion of any loss that the Company retains net for its own account (prior to deduction of any reinsurance that inures solely to the benefit of the Company).

B.
The amount of the Reinsurer’s liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurer(s), whether specific or general, any amounts that may have become due from such reinsurer(s), whether such inability arises from the insolvency of such other reinsurer(s) or otherwise.

ARTICLE 12

ORIGINAL CONDITIONS

All amounts ceded hereunder shall be subject to the same clauses, conditions, waivers and modifications of the Company’s Policies and the Reinsurer shall pay losses as may be paid thereon and shall follow the settlements of the Company, subject always to the limits, terms and conditions of this Contract.

ARTICLE 13

NO THIRD PARTY RIGHTS

This Contract is solely between the Company and the Reinsurer, and in no instance shall any insured, claimant or other third party have any rights under this Contract except as may be expressly provided otherwise herein.

ARTICLE 14

NOTICE OF LOSS AND LOSS SETTLEMENT

A.     The Company shall notify the Reinsurer of each claim that, in the opinion of the Company, may result in a claim hereunder and of all subsequent developments thereto that may materially affect the position of the Reinsurer.

B. The Company alone and at its full discretion shall adjust, settle or compromise all claims and losses.

C.	As respects losses subject to this Contract, all loss settlements made by the Company, whether under strict Policy terms or by way of compromise, and any Extra Contractual

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Obligations, shall be binding upon the Reinsurer.  The Reinsurer agrees to pay or allow, as the case may be, its share of each such settlement immediately upon receipt of proof of loss.

D.     Any Ex-Gratia Settlement made by the Company on a loss subject to this Contract shall be binding on the Reinsurer, provided the Company has submitted the settlement to the Reinsurer.  If the Ex-Gratia Settlement is accepted by the Reinsurer, it shall be subject to the terms of this Contract.  The Reinsurer shall be deemed to have accepted an Ex-Gratia Settlement if it has not responded within five business days after receiving the information on such settlement.   “Ex-Gratia Settlement” means a payment for which there is no possibility of legal obligation on the part of the Company under the terms and conditions of the Policy and which is made solely to maintain the good will of the original insured.

ARTICLE 15

CURRENCY

A.     Whenever  the word “Dollars” or the “$” sign  appears  in this Contract, they shall be construed to mean United States Dollars and all transactions under this Contract shall be in United States Dollars.

B.	Amounts paid or received by the Company in any other currency shall be converted to United States Dollars at the rate of exchange at the date such transaction is entered on the books of the Company.

ARTICLE 16

UNAUTHORIZED REINSURANCE

A. This Article applies to any Subscribing Reinsurer that does not qualify for full credit with any insurance regulatory authority having jurisdiction over the Company’s reserves.

B.     The Company agrees, in respect of its Policies or bonds falling within the scope of this Contract, that when it files with its insurance regulatory authority, or sets up on its books liabilities as required by law, it will forward to the Reinsurer a statement showing the proportion of such liabilities applicable to the Reinsurer.   The “Reinsurer’s Obligations” shall be defined as follows:

1.     unearned premium (if applicable);

2.     known  outstanding  losses  that  have  been  reported  to  the  Reinsurer  and  Claims

Expenses relating thereto;

3.     losses  and  Claims  Expenses  paid  by  the  Company  but  not  recovered  from  the

Reinsurer;

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4.        losses incurred but not reported and Claims Expenses relating thereto;

5. all other amounts for which the Company cannot take credit on its financial statements unless funding is provided by the Reinsurer.

C.
The Reinsurer’s Obligations shall be funded by a Trust Agreement or a Letter of Credit (LOC).    The  Reinsurer  shall  have  the  option  of  determining  the  method  of  funding provided it is acceptable to the insurance regulatory authorities having jurisdiction over the Company’s reserves.

D.     When funding by Trust Agreement, the Reinsurer shall ensure that the Trust Agreement complies with the provisions of the “Trust Agreement Requirements Clause” attached hereto.  When funding by an LOC, the Reinsurer agrees to ensure that the LOC complies with the provisions of the “Letter of Credit Requirements Clause” attached hereto.

E.     The Reinsurer and the Company agree that any funding provided by the Reinsurer pursuant to the provisions of this Contract may be drawn upon at any time, notwithstanding any other provision of this Contract, and be utilized by the Company or any successor, by operation   of   law,   of  the   Company   including,   without   limitation,   any   liquidator, rehabilitator, receiver or conservator of the Company, for the following purposes, unless otherwise provided for in a separate Trust Agreement:

1. to reimburse the Company for the Reinsurer’s Obligations, the payment of which is due under the terms of this Contract and that has not been otherwise paid;

2.
to make refund of any sum that is in excess of the actual amount required to pay the Reinsurer’s Obligations under this Contract (or in excess of 102% of the Reinsurer’s Obligations, if funding is provided by a Trust Agreement);

3.     to fund an account with the Company for the Reinsurer’s Obligations.   Such cash deposit shall be held in an interest bearing account separate from the Company’s other assets, and interest thereon not in excess of the prime rate shall accrue to the benefit of the Reinsurer.  Any taxes payable on accrued interest shall be paid out of the assets in the account that are in excess of the Reinsurer’s Obligations (or in excess of 102% of the Reinsurer’s Obligations, if funding is provided by a Trust Agreement). If the assets are inadequate to pay taxes, any taxes due shall be paid or reimbursed by the Reinsurer;

4.	to pay the Reinsurer’s share of any other amounts the Company claims are due under this Contract.

F.     If the amount drawn by the Company is in excess of the actual amount required for E(1) or E(3), or in the case of E(4), the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn.  All of the foregoing shall be applied without diminution because of insolvency on the part of the Company or the Reinsurer.

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G.
The issuing bank shall have no responsibility whatsoever in connection with the propriety of withdrawals made by the Company or the disposition of funds withdrawn, except to ensure   that   withdrawals   are   made   only   upon   the   order   of   properly   authorized representatives of the Company.

H.     At annual intervals, or more frequently at the discretion of the Company, but never more frequently than quarterly, the Company shall prepare a specific statement of the Reinsurer’s Obligations for the sole purpose of amending the LOC or other method of funding, in the following manner:

1.
If the statement shows that the Reinsurer’s Obligations exceed the balance of the LOC as of the statement date, the Reinsurer shall, within 30 days after receipt of the statement, secure delivery to the Company of an amendment to the LOC increasing the amount of credit by the amount of such difference.   Should another method of funding be used, the Reinsurer shall, within the time period outlined above, increase such funding by the amount of such difference.

2.     If, however, the statement shows that the Reinsurer’s Obligations are less than the balance of the LOC (or that 102% of the Reinsurer’s Obligations are less than the trust account if funding is provided by a Trust Agreement), as of the statement date, the Company shall, within 30 days after receipt of written request from the Reinsurer, release such excess credit by agreeing to secure an amendment to the LOC reducing the amount of credit available by the amount of such excess credit.  Should another method of funding be used, the Company shall, within the time period outlined above, decrease such funding by the amount of such excess.

ARTICLE 17

TAXES

A.	The Reinsurer shall not be liable for any dividends, commissions or taxes, or any expenses incurred by the Company in connection with its Policies, except as expressly set forth in this Contract.

B.     Each Subscribing Reinsurer has agreed to allow, for the purpose of paying the Federal Excise Tax, the applicable percentage of the premium payable hereon (as imposed under the Internal Revenue Code) to the extent such premium is subject to Federal Excise Tax.

In the event of any return of premium becoming due hereunder, the Subscribing Reinsurer shall deduct the applicable percentage of the premium from the amount of the return, and the Company or its agent should take steps to recover the Tax from the U.S. Government.

C.        The  Company  and  the  Reinsurer  makes  the  following  election  pursuant  to  Section

1.848-2(g)(8) of the Income Tax Regulations, under Section 848 of the Internal Revenue
Code of 1986, as amended (“the Regulation”).

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1.
The party with the net positive consideration for this Contract for each taxable year will capitalize specified policy acquisition expenses with respect to this Contract without regard to the general deductions limitations of Section 848(c)(1).

2.
Both  parties  agree  to  exchange  information  pertaining  to  the  amount  of  net consideration under this Contract each year to ensure consistency or as is otherwise required by the Internal Revenue Service.   The exchange of information each year will follow the procedures set forth below:

a.
By May 1 of each year, the Company will submit a schedule to the Reinsurer of its calculation of the net consideration for the preceding calendar year.   This schedule of calculations will  be  accompanied  by a  statement  signed  by  an officer of the Company stating the amount of the net consideration the Company will report in its tax return for the preceding calendar year.

b.     Within 30 days of the Reinsurer’s receipt of the Company’s calculation, the Reinsurer may contest such calculation by providing an alternative calculation to the Company in writing.  If the Reinsurer does not notify the Company, the Reinsurer will report the net consideration as determined by the Company in the Reinsurer’s tax returns for the preceding calendar year.

c.
The parties will act in good faith to reach an agreement as to the correct amount within 30 days of the date the Company received the Reinsurer’s alternative calculation, if applicable.  If the Company and the Reinsurer reach agreement on an amount of net consideration, each party shall report the applicable amount in their respective tax returns for the preceding calendar year.

3.	The first taxable year for which this election is effective shall be the earliest taxable year during which business is ceded under this Contract.

4.        The terms used in this Article are defined, insofar as applicable, by reference to the
Regulation.

5.	The Company and the Reinsurer each represent and warrant that it is subject to United States taxation under subchapter L of the Internal Revenue Code of 1986, as amended.

ARTICLE 18

ACCESS TO RECORDS

A.     Each Party, or their duly authorized representatives shall have the right at all reasonable times, for as long as liabilities remain outstanding under this Contract, to inspect all books, electronic  files,  original  papers,  records,  and  all  documents  relating  to  the  Policies reinsured   under   this   Contract,   including   underwriting,   claims   processing,   and

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administration records at either the office of the Company, the Reinsurer, or through secure remote electronic access to the extent available, at the option of the Party requesting such access.  Notwithstanding the above, the Reinsurer shall not have any right of access to the Records of the Company if it is not current in all undisputed payments due the Company.

B.     Notwithstanding the above, the Company reserves the right to withhold from the Reinsurer any Privileged Documents.  However, the Company shall permit and not object to the Reinsurer’s access to Privileged Documents in connection with the underlying claim reinsured hereunder following final settlement or final adjudication of the case or cases involving such claim, with prejudice against all claimants and all parties to such adjudications; the Company may defer release of such Privileged Documents if there are subrogation, contribution, or other third party actions with respect to that claim or case, and the Company’s defense might be jeopardized by release of such Privileged Documents.  In the event that the Company seeks to defer release of such Privileged Documents, it shall, in consultation with the Reinsurer, take other steps as reasonably necessary to provide the Reinsurer with the information it reasonably requires to indemnify the Company without causing a loss of such privileges or protections.   The Reinsurer shall not have access to Privileged Documents relating to any dispute between the Company and the Reinsurer.

C.        For purposes of this Article:

1.     “Privileged Documents”  means  any documents that  are Attorney-Client  Privilege
Documents and/or Work Product Privilege Documents.

2.
“Attorney-Client  Privilege  Documents”  means  communications  of  a  confidential nature between (a) the Company, or anyone retained by or at the direction of the Company, or its in-house or outside legal counsel, or anyone in the control of such legal counsel, and (b) any in-house or outside legal counsel, if such communications relate to legal advice being sought by the Company and/or contain legal advice being provided to the Company.

3.
“Work Product Privilege Documents” means communications, written materials and tangible things prepared by or for in-house or outside counsel, or prepared by or for the Company, in anticipation of or in connection with litigation, arbitration, or other dispute resolution proceedings.

ARTICLE 19

PRIVACY

A.     In the course of performance of the Reinsurer’s duties and obligations under this Contract, the Reinsurer may receive nonpublic personal information (i.e., any and all personal, financial and/or health information) associated with the Company’s Policies that are the subject matter of this Contract.  Such nonpublic information shall be held in the strictest confidence by the Reinsurer and its agents, employees, affiliates, and representatives and

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shall not be used for any purpose other than the performance of its duties and obligations under this Contract.  Such information shall not be disclosed to any third party without the expressed  written  consent  of  the  Company  unless  otherwise  required  by  law.    The Reinsurer shall establish and adopt appropriate procedures to protect the privacy, confidentiality and security of all such information, consistent with the requirements of the Gramm-Leach-Bliley Act of 1999.

B.     Notwithstanding the provisions of the Arbitration Article, in addition to any and all other remedies that may be available to the Company at law or in equity for breach of this Article, the Company may seek from any court of competent jurisdiction a temporary or permanent injunction restraining the Reinsurer from disclosing, in whole or in part, any nonpublic personal information.

ARTICLE 20

CONFIDENTIALITY

A.     The Reinsurer hereby acknowledges that the documents, information and data provided to it by the Company, whether directly or through an authorized agent, in connection with the placement and execution of this Contract (“Confidential Information”) are proprietary and confidential to the Company.   Confidential Information shall not include documents, information or data that the Reinsurer can show:

1.	are publicly known or have become publicly known through no unauthorized act of the Reinsurer;

2.	have	been	rightfully	received	from	a	third	person	without	obligation	of confidentiality; or

3.	were known by the Reinsurer prior to the placement of this Contract without an obligation of confidentiality.

B.        Absent  the  written  consent  of  the  Company,  the  Reinsurer  shall  not  disclose  any
Confidential Information to any third parties, including any affiliated companies, except:

1.     when required by retrocessionaires as respects business ceded to this Contract;

2.	when required by regulators performing an audit of the Reinsurer’s records and/or financial condition; or

3.	when required by external auditors performing an audit of the Reinsurer’s records in the normal course of business.

Further, the Reinsurer agrees not to use any Confidential Information for any purpose not related  to  the  performance  of  its  obligations  or  enforcement  of  its  rights  under  this Contract.

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C.     Notwithstanding the above, in the event that the Reinsurer is required by court order, other legal process or any regulatory authority to release or disclose any or all of the Confidential Information, the Reinsurer agrees to provide the Company with written notice of same at least 10 days prior to such release or disclosure and to use its best efforts to assist the Company in maintaining the confidentiality provided for in this Article.

D.
Notwithstanding the provisions of the Arbitration Article, in addition to any and all other remedies that may be available to the Company at law or in equity for breach of this Confidentiality Article, the Company may seek from any court of competent jurisdiction a temporary or permanent injunction restraining the Reinsurer from disclosing, in whole or in part, any Confidential Information.

E.        The provisions of this Article shall extend to the officers, directors and employees of the
Reinsurer and its affiliates, and shall be binding upon their successors and assigns.

ARTICLE 21

INDEMNIFICATION AND ERRORS AND OMISSIONS

A. The Reinsurer is reinsuring, subject to the terms and conditions of this Contract, the obligations of the Company under any Policy. The Company shall be the sole judge as to:

1.        what shall constitute a claim or loss covered under any Policy;

2.        the Company’s liability thereunder;

3.        the amount or amounts that it shall be proper for the Company to pay thereunder.

B.	The Reinsurer shall be bound by the judgment of the Company as to the obligation(s) and liability(ies) of the Company under any Policy.

C.     Subject to the terms of this Contract, the Parties hereto shall not be prejudiced in any way by inadvertent errors or omissions made by such Parties in connection with this Contract provided such errors and omissions are corrected promptly following discovery thereof. Upon the discovery of an inadvertent error or omission by any of the Parties hereto, appropriate adjustments shall be made as soon as practicable to restore the Parties to the fullest extent possible to the position they would have been in had no such inadvertent error or omission occurred.

ARTICLE 22

INSOLVENCY

A. If more than one reinsured company is referenced within the definition of “Company” in the Preamble to this Contract, this Article will apply severally to each such company.

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Further, this Article and the laws of the domiciliary state will apply in the event of the insolvency of any company intended to be covered hereunder.  In the event of a conflict between any provision of this Article and the laws of the domiciliary state of any company intended to be covered hereunder, that domiciliary state’s laws will prevail.

B.     In the event of the Insolvency of the Company, this reinsurance (or the portion of any risk or obligation assumed by the Reinsurer, if required by applicable law) shall be payable directly to the Company, or to its liquidator, receiver, conservator or statutory successor, either:  (1) on the basis of the liability of the Company, or (2) on the basis of claims filed and allowed in the liquidation proceeding, whichever may be required by applicable statute, without diminution because of the insolvency of the Company or because the liquidator, receiver, conservator or statutory successor of the Company has failed to pay all or a portion of any claim.   It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the Company shall give written notice to the Reinsurer of the pendency of a claim against the Company indicating the Policy or bond reinsured, which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses that it may deem available to the Company or its liquidator, receiver, conservator or statutory successor.  The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the court, against the Company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit that may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

C.     Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this reinsurance Contract as though such expense had been incurred by the Company.

D.
As to all reinsurance made, ceded, renewed or otherwise becoming effective under this Contract, the reinsurance shall be payable as set forth above by the Reinsurer to the Company or to its liquidator, receiver, conservator or statutory successor, (except as provided  by  Section  4118(a)(1)(A)  of  the  New  York  Insurance  Law,  provided  the conditions of 1114(c) of such law have been met, if New York law applies) or except (1) where the Contract specifically provides another payee in the event of the insolvency of the Company, or (2) where the Reinsurer, with the consent of the direct insured or insureds, has assumed such Policy obligations of the Company as direct obligations of the Reinsurer to the payees under such Policies and in substitution for the obligations of the Company to such payees.  Then, and in that event only, the Company, with the prior approval of the certificate of assumption on New York risks by the Superintendent of Financial Services of the State of New York, or with the prior approval of such other regulatory authority as may

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be applicable, is entirely released from its obligation and the Reinsurer shall pay any loss directly to payees under such Policy.

ARTICLE 23

ARBITRATION

A.     Any dispute arising out  of the  interpretation,  performance or  breach of this Contract, including the formation or validity thereof, shall be submitted for decision to a panel of three arbitrators.  Notice requesting arbitration shall be in writing and sent certified or registered mail, return receipt requested, or by commercially recognized overnight courier service.

B.
One arbitrator shall be chosen by each party and the two arbitrators shall then choose an impartial third arbitrator who shall preside at the hearing.  If either party fails to appoint its arbitrator within 30 days after being requested to do so by the other party, the latter, after

10 days’ prior notice by certified or registered mail, or by overnight courier service, of its intention to do so, may appoint the second arbitrator.

C.     If the two arbitrators do not agree on a third arbitrator within 60 days of their appointment, the third arbitrator shall be chosen in accordance with the procedures for selecting the third arbitrator in force on the date the arbitration is demanded, established by the AIDA Reinsurance and Insurance Arbitration Society – U.S. (ARIAS).  The arbitrators shall be persons knowledgeable about insurance and reinsurance who have no personal or financial interest in the result of the arbitration.  If a member of the panel dies, becomes disabled or is otherwise unwilling or unable to serve, a substitute shall be selected in the same manner as the departing member was chosen and the arbitration shall continue.

D.	Within 30 days after all arbitrators have been appointed, the panel shall meet and determine timely periods for briefs, discovery procedures and schedules of hearings.

E.     The panel shall be relieved of all judicial formality and shall not be bound by the strict rules of procedure and evidence.  The arbitration shall take place in Newark, New Jersey, or at such other place as the parties shall agree.  The decision of any two arbitrators shall be in writing and shall be final and binding.  The panel is empowered to grant interim relief as it may deem appropriate.

F.     The panel shall interpret this Contract as an honorable engagement rather than as merely a legal obligation and shall make its decision considering the custom and practice of the applicable insurance and reinsurance business as promptly as possible after the hearings. Notwithstanding anything to the contrary in this Contract, the arbitrators may, at their discretion, request and consider underwriting and placement information provided by the Company to the Reinsurer, as well as any correspondence exchanged by the parties that is related to this Contract.  Judgment upon an award may be entered in any court having jurisdiction thereof.

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G.
Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the cost of the third arbitrator.  The remaining costs of the arbitration shall be allocated by the panel.  The panel may, at its discretion, award such further costs and expenses as it considers appropriate, including but not limited to attorneys’ fees, to the extent permitted by law.

ARTICLE 24

SERVICE OF SUIT

A.     This Article applies only to any Subscribing Reinsurer that is not authorized in any state, territory and/or district of the United States of America where authorization is required by insurance regulatory authorities.

B.
This Article shall not be read to conflict with or override the obligations of the parties to arbitrate their disputes as provided for in the Arbitration Article.  This Article is intended as an aid to compelling arbitration or enforcing such arbitration or arbitral award, not as an alternative to the Arbitration Article for resolving disputes arising out of this Contract.

C.     Any claim arising out of or relating to this Contract shall be brought in a state or federal court of competent jurisdiction in the State of New Jersey.  Parties consent to the personal jurisdiction of the state and/or federal courts located in the State of New Jersey.   Parties waive (1) any objection to jurisdiction or venue, or (2) any defense claiming lack of jurisdiction or improper venue, in any action brought in such courts.

D.        Service  of  process  in  such  suit  may  be  made  upon  Messrs.  Mendes  and  Mount,

750 Seventh Avenue, New York, New York 10019-6829, or another party specifically designated in the applicable Interests and Liabilities  Agreement  attached hereto.   The above-named are authorized and directed to accept service of process on behalf of the Reinsurer in any such suit.

E.     Further, pursuant to any statute of any state, territory or district of the United States that makes provision therefor, the Reinsurer hereby designates the Superintendent, Commissioner or Director of Insurance, or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract, and hereby designates the above-named as the person to whom the said officer is authorized to mail such process or a true copy thereof.

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ARTICLE 25

SEVERABILITY

If a provision of this Contract is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect: 1) the validity or enforceability in that jurisdiction of any other provision of this Contract; or 2) the validity or enforceability in other jurisdictions of that or any other provision of this Contract.

ARTICLE 26

SANCTIONS

Neither the Company nor the Reinsurer will be liable for premium or loss under this Contract if it  would  result  in  a  violation  of  any  mandatory  sanction,  prohibition  or  restriction  under economic sanctions laws or regulations of the United States of America that are applicable to either party.

ARTICLE 27

MISCELLANEOUS

A. Assignment. This Contract is not assignable by either Party except by the express written consent of the other.

B. Good Faith. Each Party agrees that all matters with respect to this Contract requires its utmost good faith.

C.
Non-waiver.  No forbearance on the part of either Party to insist upon compliance by the other Party with any of the terms of this Contract shall be construed as, or constitute a waiver of, any of the terms of this Contract.

D.     Right  of Offset.   All  money due  between the Company and the Reinsurer under this Contract shall be offset against each other, dollar for dollar, even if any of them is then a Party to an insolvency proceeding.

ARTICLE 28

ENTIRE AGREEMENT

This Contract sets forth all of the duties and obligations between the Company and the Reinsurer and supersedes any and all prior or contemporaneous written agreements with respect to matters referred to in this Contract.   This Contract may not be modified or changed except by an amendment to this Contract in writing signed by both parties.  However, this Article shall not be

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construed as limiting the admissibility of evidence regarding the formation, interpretation, purpose or intent of this Contract.

ARTICLE 29

GOVERNING LAW

This Contract shall be governed as to performance, administration and interpretation by the laws of the State of New Jersey, exclusive of the rules with respect to conflicts of law, and except as to rules with respect to credit for reinsurance in which case the applicable rules of all states shall apply.

ARTICLE 30

INTERMEDIARY

Guy Carpenter & Company, LLC, is hereby recognized as the Intermediary negotiating this Contract for all business hereunder.   All communications (including notices, statements, premiums, return premiums, commissions, taxes, losses, Claims Expenses, salvages, and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through the Intermediary.  Payments by the Company to the Intermediary shall be deemed payment to the Reinsurer.   Payments by the Reinsurer to the Intermediary shall be deemed payment to the Company only to the extent that such payments are actually received by the Company.

ARTICLE 31

SURVIVAL

The Indemnification and Errors and Omissions, Confidentiality, Privacy, and Arbitration Articles of this Contract  shall survive the recapture,  expiration or termination of this Contract.    In addition, all other provisions of this Contract will survive its termination to the extent necessary to carry out the purpose of this Contract or to ascertain and enforce the parties’ rights and obligations hereunder existing at the time of termination.

ARTICLE 32

MODE OF EXECUTION

A.     This Contract may be executed by:

1.        an original written ink signature of paper documents;

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GUY CARPENTER

2.	an exchange of facsimile copies showing the original written ink signature of paper documents;

3.
electronic signature  technology  employing  computer  software and a digital signature or digitizer pen pad to capture a person's handwritten signature in such a manner that the signature  is unique to the person signing,  is under the sole control of the person signing, is capable  of  verification  to authenticate  the signature  and is linked  to the document  signed  in such  a  manner  that  if  the  data  is changed,  such  signature   is invalidated.

B.
The  usc of  any  one  or  a combination of  these  methods  of  execution  shall  constitute a legally binding and valid signing of this Contract.  This Contract may be executed  in one or more counterparts, each of which, when duly executed, shall be deemed an original.

IN WITNESS  WHEREOF, the Company has  caused  this Contract to be executed  by its duly authorized representative(s) this 7th  day of January  , in the year of 2015.

THE PRUDENTIAL  INSURANCE COMPANY OF AMERICA

including any and/or all companies that are or may hereafter become affiliated therewith

/s/______________________________________ Rocco Mariano

VP & Actuary

GROUP LIFE AND ACCIDENTAL DEATH  AND DISMEMBERMENT  INSURANCE CATASTROPHE EXCESS OF LOSS REINSURANCE  CONTRACT

[

TRUST AGREEMENT REQUIREMENTS CLAUSE

Any trust used as a form of Credit Enhancement for a Reinsurance Transaction with the Company for which Applicable Eligible Ratings credit will be taken as contemplated by Reinsurance Placements Policy should satisfy all of the following requirements:

Treaty Provisions.   The reinsurance treaty should contain provisions obligating the counterparty, as grantor (the “Grantor”), to establish a trust consistent with the requirements detailed below and to ensure that this trust is maintained at all times while the reinsurance treaty remains in force or any obligations under the reinsurance treaty remain outstanding.

Eligible Trustees.  The trustee selected for the trust (the “Trustee”) should be a “Qualified Bank.”   “Qualified Bank” means a bank or trust company that:   (A) is organized and existing under the laws of the United States or any state thereof; (B) is regulated, supervised and examined by United States Federal or state authorities having regulatory authority over banks and trust companies; (C) is determined by the Securities Valuation Office of the National Association of Insurance Commissioners to  meet  such  standards  of  financial  condition  and  standing  as  are  considered necessary and appropriate to regulate the quality of banks and trust companies whose letters of credit will be acceptable to insurance regulatory authorities; (D) is not a foreign branch office of a bank or trust company organized and existing in the United States; (E) is not a parent, subsidiary or affiliate of the Company or the insurance or reinsurance counterparty with whom the Company is doing business; (F) has capital and surplus of not less than $300 million dollars; and (G) has a “Qualified Rating” of not less than “A-” from Standard & Poors Corporation or its successor (“S&P”) and has a “Qualified Rating” of not less than “A3” by Moody’s Investor Services, Inc. or its successor (“Moody’s”).  A “Qualified Rating” means a long-term debt rating or a long-term, bank issuer rating that remains in effect and has not been suspended or withdrawn.

Substitute Trustees.  Any substitute trustee should be a “Qualified Bank” (as defined above) and should either be selected by Beneficiary or approved in writing by Beneficiary.

Initial Funding.  Initially, the trust should be funded with assets having a fair market value at least equal to the aggregate amount of the reinsured obligations multiplied by one hundred and two percent (102%).

Supplemental Funding.    The trust agreement should provide for immediate supplemental funding by the Grantor if the aggregate fair market of the assets held in the trust at any time falls below the required amount of assets to be held in the trust (including any required amount of over-collateralization).

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Required Trust Provisions.  The trust instrument itself should indicate the following:

Legal title to the assets in the trust is vested with the Trustee for the benefit of the Beneficiary.  Any provision directing the Trustee to provide evidence of ownership of the assets to the Grantor or the Grantor’s designee should either be deleted or changed to require evidence to be furnished to the Beneficiary.

The  Company  should  be  expressly  named  as  the  sole  beneficiary  of  the  trust. Wording should be included to define the Beneficiary as including “any successor by operation of law of the Company, including, without limitation, any liquidator, rehabilitator, receiver, or conservator for the Company.”

The trust should remain in effect as for as long as the reinsurance treaty remains in effect or any of the reinsured obligations remain outstanding.  The Grantor should  not have the unilateral right to revoke or terminate the trust or to take any other unilateral action that would effectively revoke or terminate the trust, except that the Grantor can be entitled to furnish notice of termination of the Trust to the Beneficiary at least 30 days,  but  not  more  than  45  days,  prior  to  the  effective  date  of the  termination provided that the Beneficiary retains the right to withdraw all of the assets in the Trust  at  any time up  to and  following  the  receipt  of such  notification  from the Grantor.

The trust cannot be subject to any conditions or qualifications outside of the trust agreement itself.   It cannot contain any references to any other agreements or documents other than the reinsurance treaty.

Beneficiary should be able to withdraw assets from the trust at any time, without notice to the Grantor, subject only to written notice from the Beneficiary to the Trustee.  No other statement or document should be required to be presented to withdraw any assets, except that the Beneficiary may be required to acknowledge to the Trustee receipt of any assets withdrawn.

Contested claims are valid and enforceable out of funds held in trust to the extent remaining unsatisfied thirty (30) days after entry of the final order of any court of competent jurisdiction in the United States.

The trust is subject to examination, as determined by the Commissioner of Insurance for the State of New Jersey, the Commissioner of Insurance for the state in which the trust is domiciled (if not New Jersey), and the Commissioner of Insurance for any other state which has accepted regulatory oversight of the trust.

Grantor is required to report annually, to the Commissioner of Insurance of any insurance department having jurisdiction over the Beneficiary, substantially the same information as that required to be reported on the National Association of Insurance Commissioners (NAIC) annual statement form by licensed insurers, to enable the Commissioner to determine the sufficiency of the trust funds.

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Investment Restrictions.   The restrictions on investment of trust assets must be specifically set forth in the trust agreement and must comply with all applicable New Jersey laws and regulations.

Payment of Costs.  The reinsurer, as Grantor, should bear all costs and expenses associated with the establishment and maintenance of the trust.  Except as noted below, all these costs and expenses, including fees for the trustee, should be paid outside of the trust and without using any trust assets and the trust instrument should so indicate.  Trust funds otherwise available to be distributed to the Grantor (i.e., amounts in excess of the reinsured obligations and any required over-collateralization under the terms of the trust) can be made available, at the direction of the Grantor, to pay the costs and expenses of the trust.

Trustee Obligations.  The Trustee should have all of the following obligations under the trust agreement:

To receive and hold the assets in safekeeping in its office(s) in a state within the
United States of America.

To ensure that the trust assets are all in a form sufficient to permit the Trustee, upon notice  from  the  Beneficiary,  to  negotiate  the  assets  without  further  consent  or signature from the Grantor or any other party.

To furnish to Grantor and Beneficiary a statement of all the assets in the trust account at inception and at least once per calendar quarter thereafter.

To notify Grantor and Beneficiary within ten (10) days of any deposits to, or withdrawals from, the trust account.

To take, upon Beneficiary’s demand, all steps necessary to transfer all legal title and physical custody to all of the assets to Beneficiary.

To allow no substitutions or withdrawals of assets from the trust account without the written direction of the Beneficiary, except that:  (a) the Trustee can withdraw a maturing or called asset by notice to the Beneficiary provided the proceeds are deposited into the trust account; and (b) the Grantor can substitute trust assets using assets that constitute “eligible assets” so long as the Beneficiary has determined that the overall market value of the substituted assets contributed to the trust equals or exceeds the market value of the assets to be withdrawn.

To notify the Beneficiary in writing of any termination of the trust, such notice to be given not less than 30 days nor more than 45 days prior to the effective date of the termination.

To be liable for its own negligence, willful misconduct, and bad faith.

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To report in writing annually, by no later than February 28th, to the Commissioner of Insurance for the State of New Jersey, the Commissioner of Insurance for the state in which  the  trust  is  domiciled  (if  not  New  Jersey),  and  to  the  Commissioner  of Insurance for any other state which has accepted regulatory oversight of the trust as to the balance in the trust and a listing of the trust’s investments as of the preceding year-end, as well as a certification that the trust is not scheduled to terminate prior to the following December 31st (or if a termination date is scheduled prior to the following December 31st, indicating the scheduled date of termination).

Permissible Withdrawals.  The trust agreement should specify permissible purposes for withdrawn funds, including the following:   (1) paying or reimbursing the Beneficiary for amounts owed by the Grantor to the Beneficiary, including, but not limited  to,  any  unreimbursed  portion  of  the  reinsured  obligations;  (2)  to  make periodic  payment  to  the  Grantor  of  amounts  held  in  excess  of  the  reinsured obligations and any required over-collateralization; and (3) where the Beneficiary has received notice of termination of the trust and the reinsured obligations remain unliquidated  and  undischarged  ten  (10)  days  prior  to  the  termination  date,  to withdraw amounts equal to the reinsured obligations and deposit these amounts in an account  in  Beneficiary’s  name  with  a  U.S.  financial  institution  in  trust  for  the purposes described in subparagraph (1) above.

Grantor’s  Limited  Rights  of Substitution and  Withdrawal.    The  trust  agreement should not permit the Grantor to substitute assets, direct the investment of assets in the trust, or withdraw assets from the trust except as follows. The first permissible exception is that assets in excess of the reinsured obligations plus the required overcollateralization may be periodically withdrawn and paid to Grantor with the prior written consent of Beneficiary (not to be unreasonably withheld).  The second permissible exception is that the Grantor may substitute trust assets using assets that constitute “eligible assets” so long as the Beneficiary has determined that the overall market value of the substituted assets contributed to the trust equals or exceeds the market value of the assets to be withdrawn.

Investment Earnings.   The investment income (interest & dividends) received from the trust assets should remain in the trust and be reinvested in accordance with the provisions of the trust.   However, at such time as the investment earnings and underlying  market  values  of  the  assets  are  sufficient,  “excess  value”  can  be withdrawn and paid to the Grantor or can be made available to be used for payment of the costs and expenses of the trust as noted above.

Domicile; Governing Law.  The trust should be domiciled in a state within the United States of America and the assets in the trust held in an office of the Trustee in a state within the United States of America.   The trust instrument should be governed by New Jersey, New York, or Arizona substantive law, as appropriate.

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Reserve Credit Requirements; Filings & Approvals.  The trust arrangements should meet all of the legal and regulatory requirements necessary to permit the Company to take the maximum credit possible for the reinsurance on its statutory statements.  This would include, if then required, that the trust agreement be filed with, and pre- approved by, the New  Jersey Insurance Commissioner and the  insurance commissioner of the state in which the trust is domiciled (if the trust is domiciled outside New Jersey), as well as the insurance commissioner of any state which has accepted responsibility for regulatory oversight of the trust under the terms of the trust agreement.

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LETTER OF CREDIT REQUIREMENTS CLAUSE

The signed, original letter of credit furnished by the Reinsurer to the Ceding Company must meet each of the following requirements:

A.
Beneficiary.   It must name The Prudential Insurance Company of America as the “Beneficiary” of the letter of credit and must expressly define the term “Beneficiary” as including any successor by operation of law of the Ceding Company, including, without  limitation,  any  liquidator,  rehabilitator,  receiver,  or  conservator  for  the Ceding Company.

B.     Applicant Named.  It must identify the Reinsurer as the “Applicant” and must further provide that such identification is for internal purposes only and does not otherwise affect the terms of the letter of credit or the bank’s obligations under it.   The text identifying the “Applicant” should be set apart from the balance of the letter of credit in a boxed area.

C.        Identifying Number.   It must contain a unique identifying number assigned by the
Bank.

D. Issuance & Expiration Dates. It must contain an issuance date and contain an expiry date that is no earlier than one calendar year from the issuance date.

E.	Irrevocable. It must expressly indicate that it is not revocable by the bank or anyone else prior to the expiry date.

F.     Evergreen  Clause.     It  must  contain  an  “evergreen  clause”  (automatic  renewal provision) that provides, in effect, that it will automatically renew for successive one- year periods prior to the occurrence of the expiry date, unless written notice of non- renewal has been timely sent in the manner described in subparagraph G. below.

G.
Notice of Non-Renewal.  It must provide that any notices of non-renewal will be sent by the bank to the Beneficiary, via U.S. registered mail, delivered not less than 30 days prior to the expiry date to the following notice address (or to such other address as may be indicated in a subsequent written notice sent by the Beneficiary to the bank):

The Prudential Insurance Company of America
80 Livingston Avenue

Roseland, NJ 07068-1733
Attention: Actuarial Department

H.     Maximum Amount Required.   It must provide for a maximum amount that can be drawn thereunder of a sum that is at least as large as communicated to the Reinsurer by the Ceding Company.   This maximum amount must remain in effect during the entire term of the letter of credit, subject only to reduction for any partial draws

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against the letter of credit or changes in maximum amount made consistent with the provisions of this Agreement.

I.        Partia l Draws Permit ted.  It must expressly allow for partial draws.

J.
Qualified Bank.  It must be issued or confirmed by a “Qualified Bank.”  “Qualified Bank” means a bank or trust company that:  (A) is organized and existing under the laws of the United States or any state thereof; (B) is regulated, supervised and examined by United States Federal or state authorities having regulatory authority over banks and trust companies; (C) is determined by the Securities Valuation Office of the National Association of Insurance Commissioners to meet such standards of financial condition and standing as are considered necessary and appropriate to regulate the quality of banks and trust companies whose letters of credit will be acceptable to insurance regulatory authorities; (D) is not a foreign branch office of a bank or trust company organized and existing in the United States; (E) is not a parent, subsidiary or affiliate of the Ceding Company or the Reinsurer; (F) has capital and surplus of not less than $300 million dollars; and (G) has a “Qualified Rating” of not less than “A-” from Standard & Poor’s Corporation or its successor (“S&P”) and has a “Qualified Rating” of not less than “A3” by Moody’s Investor Services, Inc. or its successor (“Moody’s”).   A “Qualified Rating” means a long-term debt rating or a long-term bank issuer rating that remains in effect and has not been suspended or withdrawn.

K.     “Clean” Letter of Credit.  It must expressly provide that to draw down any amount under the letter of credit, Beneficiary must merely present a sight draft indicating this letter of credit for the amount to be drawn at any of the bank’s branch locations within the United States of America.   The letter of credit must also indicate that no other documents or materials need be presented and no other conditions must be satisfied to make a partial or complete draw under it.

L.     Unconditional; No Unilateral Modifications.  It must indicate that it is not subject to any agreement, condition or qualification outside the terms of the letter itself.  It must also indicate that, except for increases in the maximum amount that may be drawn under  the  letter  of  credit,  it  may  not  be  modified  or  supplemented  without Beneficiary’s prior written consent.

M.    Non-Contingent  Obligation.   It must provide that the bank’s obligation under the letter of credit is an individual obligation of the bank and is in no way contingent upon any reimbursement with respect thereto or upon the bank’s ability to perfect any lien, security interest or other form of collateral protection.

N.	No Insolvency Offset. It must provide that amounts that may be drawn under it are not subject to diminution as a result of any insolvency on the part of the Beneficiary or any other party.

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O.
Governing Law.  It must provide that it is subject to, and governed by, the laws of the State of New Jersey and the 1993 Revision of the Uniform Customs and Practice for Documentary Credits of the International Chamber of Commerce (Publication 500) and that, in the event of any conflict, the laws of the State of New Jersey will control.

P.
Automatic Extension under Art. 17.  It must indicate that if any one or more of the occurrences described in article 17 of Publication 500 occurs, then it will be automatically extended for a period of not less than 30 days after resumption of business in order to permit the Beneficiary to draw down against it.

Q.
Reserve Credit Requirements.  It must satisfy any other applicable legal or regulatory requirements of New Jersey, New York, or Arizona that must be complied with in order to ensure that the Ceding Company is entitled to take the maximum credit for the risks ceded under the reinsurance treaty on its statutory financial statements.

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GUY CARPENTER

INTERESTS AND LIABILITIES AGREEMENT (the "Agreement")

of

ZURICH AMERICAN INSURANCE COMPANY (the "Subscribing Reinsurer")

as respects the

GROUP LlFE AND ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACI'
Effective: January 1, 2015
(the "Contract”)

issued  to and executed by

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA Newark, New Jersey
including any undlor all companies tbat arc or may hereafter become affiliated therewith
(collectively, the "Company")

The Subscribing Reinsurer's share in the interests and liabilities of the Reinsurer as set forth in the Contract shall be:

First Excess Layer:	3.00%
Second Excess Layer:	3.00%
TI1ird Excess Layer:	3.00%
Fourth Excess Layer:	3.00%
Fifth Excess Layer:	3.00%

The share of the Subscribing Reinsurer in the interests and liabilities of the Reinsurer in respect of the Contract shall be separate and apart from the shares of other subscribing reinsurers. if any. on the Contract.  The interests and liabilities of the Subscribing Reinsurer shall not be joint with
- those of such other subscribing reinsurers and in no event shall the Subscribing Reinsurer participate in the interests and liabilities of such other subscribing reinsurers.

Effective: January I, 2015

UIQJOOOB

1 of2

DOC: January 5, 2015

MGUY CARPENTER

This Agreement shn11 become effective at 12:01 a.m., Local Standard Time, January 1, 2015 and shall be subject to the provisions of the Term Article and the Special Termination Article and all other terms and conditions ofthe Contract.

Premium and loss payments made to Guy Carpenter shall be deposited  in a Premium and Loss Account in accordance with Section 32.3(a)(l)  of Regulation 98 of the New York Insurance Department.The Subscribing Reinsurer consents to  withdrawals  from said account in accordance with Section 32.3(a)(3) of the Regulation, including interest and Federal Excise Tax.

Brokerage hereunder is 10.00% of gross ceded premium.

The brokerage rate on reinstatement premium shall be 50.00% of the above rate.

IN WITNESS WHEREOF, the Subscribing Reinsurer has caused this Agreement to be executed by its duly authorized representative as follows:
on this 9th  day of    January , in the year 2015

ZON RE-USA LLC ON BEHALF OF
ZURICH AMERICAN INSURANCE COMPANY

/s/   _________________________________

Mnrkct Reference Number for the First Excess: Market Reference Number for the Second Excess: Market Reference Number fol' the Third Excess: Market Reference Number for the Fourth Excess: Market Reference Number for the Fifth Excess:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

GROUP LIFE AND ACCIDENTAL DEATH AND DJSMEMBERMENT INSURANCE CATASTROPHE EXCESS OF LOSS REINSURANCE  CONTRACT

Effective: January 1, 2015

UIG3000U

2of2

DOC: January 5,2015

GUY CARPENTER

INTERESTS AND LIABILITIES AGREEMENT
(the "Agreement")

of

LIBERTY MUTUAL INSURANCE COMPANY
(the "Subscribing Reinsurer")

as respects the

GROUP LIFE AND ACCIDENTAL DEATH  AND DISMEMBERMENT INSURANCE CATASTROPHE EXCESS OF  LOSS REINSURANCE CONTRACT
Effective: January 1, 2015
(the "Contract")

issued to and executed by

THE  PRUDENTIAL INSURANCE COMPANY OF AMERICA Newark, New Jersey
including any and/or all companies that are or may hereafter become affiliated therewith
(collectively, the "Company")

The Subscribing Reinsurer's share in the interests and liabilities of the Reinsurer as set forth in the Contract shall be:

First Excess Layer:	3.00%
Second Excess Layer:	3.00%
Third Excess Layer:	3.00%
Fourth Excess Layer:	3.00%
Fifth Excess Layer:	3.00%

The share of the Subscribing Reinsurer in the interests and liabilities of the Reinsurer in respect of the Contract shall be separate and apart from the shares of other subscribing reinsurers, if any, on the Contract. The interests and liabilities of the Subscribing Reinsurer shall not be joint with those of such other subscribing reinsurers and in no event shall the Subscribing Reinsurer participate in the interests and liabilities of such other subscribing reinsurers.

Effective:January I, 2015

UIG30008

I of 2

DOC:  January 5, 2015

GUY CARPENTER

This Agreement shall become effective at 12:01 a.m., Local Standard Time, January I, 2015 and shall be subject to the provisions of the Term Article and the Special Termination Article and all other terms and conditions of the Contract.

Premium and Joss payments made to Guy Carpenter shall be deposited  in a Premium and Loss Account in accordance with Section 32.3(a)(l)  of Regulation 98 of the New York Insurance Department.     The  Subscribing   Reinsurer  consents  to  withdrawals  from  said  account   in accordance with Section 32.3(a)(3) of the Regulation, including interest and Federal Excise Tax.

Brokerage hereunder is 10.00% of gross ceded premium.

The brokerage rate on reinstatement premium shall be 50.00% of the above rate.

IN WITNESS WHEREOF, the Subscribing Reinsurer has caused this Agreement to be executed by its duly authorized representative as follows:

on this 9th  day of_January   in the year   2014.

ZON RE-USA LLC ON BEHALF OF
LIBERTY MUTUAL INSURANCE COMPANY

/s/ _______________________________________

Market Reference Number for the First Excess: Market Reference Number for the Second Excess: Market Reference Number for the Third Excess: Market Reference Number for the Fourth Excess: Market Reference Number for the Fifth Excess:

THE PRUDENTIAL INSURANCE COMPANY  OF AMERICA

GROUP  LIFE AND ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

Effective: January I, 2015

UIG3000B

2of2

DOC: January 5, 2015

INTERESTS  AND LIABILITIES AGREEMENT
(the "Agreement")

of

THE TOA REINSURANCE COMPANY  LIMITED

(the "Subscribing Reinsurer")

as respects the

GROUP LIFE AND ACCIDENTAL DEATH AND DISMEMBERMENT  INSURANCE CATASTROPHE EXCESS  OF LOSS REINSURANCE CONTRACT
Effective: January 1, 2015
(the "Contract")

issued to and executed by

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA Newark, New Jersey
including any and/or all companies that are or may hereafter become affiliated therewith
(collectively, the "Company")

The Subscribing Reinsurer's share in the interests and liabilities of the Reinsurer as set forth in the Contract shall be:

First Excess Layer:	0.84%
Second Excess Layer:	0.84%
Third Excess Layer:	0.84%
Fourth Excess Layer:	0.84%
Fifth Excess Layer:	0.84%

The share of the Subscribing Reinsurer in the interests and liabilities of the Reinsurer in respect of the Contract shall be separate and apart from the shares of other subscribing reinsurers, if any, on the Contract.  The interests and liabilities of the Subscribing Reinsurer shall not be joint with those of such other subscribing reinsurers and in no event shall the Subscribing Reinsurer participate in the interests and liabilities of such other subscribing reinsurers.

Effective: January  I, 2015

UlG3000B

I of2

DOC:  January 5. 2015

This Agreement shall become effective at 12:01 a.m., Local Standard Time, January I, 2015 and shall be subject to the provisions of the Term Article and the Special Termination Article and all other tenns and conditions of the Contract.

Premium and loss payments made to Guy Carpenter shall be deposited in a Premium and Loss Account in accordance with Section 32.3(a)(l)  of Regulation 98 of the New York Insurance Department.     The  Subscribing  Reinsurer  consents  to  withdrawals   from  said  account  in accordance with Section 32.3(a)(3) of the Regulation, including interest and Federal Excise Tax.

Brokerage hereunder is 10.00% of gross ceded premium.

The brokerage rate on reinstatement premium shall be 50.00% of the above rate.

lN WITNESS WHEREOF, the Subscribing Reinsurer has caused this Agreement to be executed by its duly authorized representative as follows:

on this  8th day January in the year  2015  .

THE TOA REINSURANCE COMPANY LIMITED

/s/ _______________________________________________________________

Hironori Mishina                                                                Director and General Manager

Client Service Department2

Market Reference Number for the First Excess:
Market Reference Number for the Second Excess:

Market Reference Number for the Third Excess: Market Reference Number for the Fourth Excess: Market Reference Number for the Fifth Excess:

THE PRUDENTIAL INSURANCE C0:\1PANY OF AMERICA

GROUP LIFE AND ACCIDENTAL DEATH AND DISMEMBERMENT lNSURANCE CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

Effective: January  I, 20 I 5

lJlG3000B

2 of2

DOC: January 5, 2015

MGUY CARPENTER

INTERESTS AND LIABILITIES AGREEMENT
(the "Agreement")

of

SUTTON SPECIAL RISK INC. TRADING AS SUTTON RE UNDERWRITERS

ON BEHALF OF LLOYD'S SYNDICATE 1967 (50%) & LLOYD'S SYNDICATE 2987 (50%)

(the "Subscribing Reinsurer")

as respects the

GROUP LIFE AND ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

Effective: January 1, 2015 (the "Contract")

issued to and executed by

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA Newark, New Jersey
including any and/or all companies that are or may hereafter become affiliated therewith
(collectively, the "Company")

The Subscribing Reinsurer's share in the interests and liabilities of the Reinsurer as set forth in the Contract shall be:

First Excess Layer:	1.00%
Second Excess Layer:	1.00%
Third Excess Layer:	1.00%
Fourth Excess Layer:	1.00%
Fifth Excess Layer:	1.00%

The share of the Subscribing Reinsurer in the interests and liabilities of the Reinsurer in respect of the Contract shall be separate and apart from the shares of other subscribing reinsurers, if any, on the Contract.  The interests and liabilities of the Subscribing Reinsurer shall not be joint with those  of  such  other  subscribing  reinsurers  and  in  no  event  shall  the Subscribing  Reinsurer participate in the interests and liabilities of such other subscribing reinsurers.

Effective: January I , 2015

UIG3000B

1 of2

DOC:  January 5, 2015

GUY CARPENTER

This Agreement shall become effective at 12:01 a.m., Local Standard Time, January 1, 2015 and shall be subject to the provisions of the Term Article and the Special Termination Article and all other terms and conditions of the Contract.

Premium and loss payments made to Guy Carpenter shall be deposited in a Premium and Loss Account in accordance with Section 32.3(a)(l) of Regulation 98 of the New York Insurance Department.     The  Subscribing  Reinsurer  consents  to  withdrawals   from  said  account   in accordance with Section 32.3(a)(3) of the Regulation, including interest and Federal Excise Tax.

Brokerage hereunder is 10.00% of gross ceded premium.

The brokerage rate on reinstatement premium shall be 50.00% of the above rate.

IN WITNESS WHEREOF, the Subscribing Reinsurer has caused this Agreement to be executed by its duly authorized representative as follows:
on this     23rd  day of January    , in the year  2015.

SUTTON  SPECIAL RISK INC.TRADING AS SUTTON  RE UND ERWRITERS

                               ON BEHALF OF LLOYD'S SYNDICATE 1967 (50%) & LLOYD'S SYNDICATE  2987 (50%)

/s/

Market Reference Number for the First Excess:   1424-4286A
Market Reference Number for the Second Excess: 1424-4286B

Market Reference Number for the Third Excess: 1424-4286C

Market Reference Number for the Fourth Excess: 1424-4286D

Market Reference Number for the Fifth Excess: 1424-4286E

THE  PRUDENTIAL  INSU RANCE COMPANY OF AM ERICA

GROUP LIFE AND ACCIDENTAL DEATH  AND DISMEMBERMENT I NSU RANCE CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

Effective: January 1, 20 IS UlG3000B

2 of2

DOC: January 5, 2015

M GUY CARPENTER

INTERESTS AND LIABILITIES AGREEMENT

(the "Agreement")

of

FEDERAL INSURANCE COMPANY
(the "Subscribing  Reinsurer")

as respects the

GROUP LIFE AND ACCIDENTAL  DEATH AND DISMEMBERMENT INSURANCE CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT
Effective: January  I, 2015

(the "Contract")

issued to and executed by

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA Newark, New Jersey

including any and/or all companies that are or may hereafter become affiliated therewith

(collectively, the "'Company")

The Subscribing  Reinsurer's share in the interests and liabilities of the Reinsurer as set forth in the Contract shall be:

First Excess Layer:      NIL%
Second Excess Layer:      NIL%
Third Excess Layer:           5.0%
Fourth Excess Layer:         5.0%
              Fifth Excess Layer:    NIL%

The share of the Subscribing  Reinsurer  in the interests and liabilities of the Reinsurer  in respect of the Contract shall be separate and apart rrom the shares of other subscribing reinsurers, if any, on the Contract.  The interests and liabilities of the Subscribing  Reinsurer shall not be joint with those  of  such  other  subscribing  reinsurers  and  in  no  event  shall  the  Subscribing   Reinsurer participate in the interests and liabilities of such other subscribing reinsurers.

Effective: January I, 2015 UIG3000B (lOA obo Federal Ins)
DOC: January 5, 2015
1of4

M GUY CARPENTER

This Agreement shall become effective at 12:01 a.m., Local Standard Time, January  I, 2015 and shall be subject to the provisions of the Term Article and the Special Termination Article and all other terms and conditions of the Contract.

Notwithstanding   the  foregoing,  as  respects  the  Subscribing   Reinsurer's participation   in  the

Contract, the following shall apply:

I.     Paragraph D of Artie le 1 4 - Notice of Loss and Loss Settlement - is amended to read:

D.
Any Ex-Gratia Settlement  made by the Company  on  a loss subject  to this Contract shall be binding on the Reinsurer, provided the Company has submitted the settlement to the Reinsurer.   If the Ex-Gratia Settlement  is accepted  by the Reinsurer, it shall be subject to the terms of this Contract.  The Reinsurer shall be deemed to have accepted an  Ex-Gratia  Settlement   if  it  has  not  responded   within   10   business  days  after receiving  the  information  on  such  settlement.     "'Ex-Gratia  Settlement"   means  a payment  for  which  there  is  no  possibility  of  legal  obligation  on  the  part  of  the Company under the terms and conditions of the Policy and which is made solely to maintain the good will ofthe original insured.

2.      Paragraphs A and D of Article 27 - Miscellaneous - are amended to read:

A.	Assignment. This Contract is not assignable by either Party except by the express written consent of the other, such consent not to be unreasonably withheld, delayed or conditioned.

D.
Right of Offset.   All money due between the Company  and the Reinsurer under this Contract  shall  be offset against  each other,  dollar for dollar, even  if any of them  is then a Party to an insolvency proceeding, but only if and to the extent allowed in accordance with the applicable law or regulations governing offset entitlement.

Premium and loss payments made to Guy Carpenter  shall  be deposited  in a Premium and  Loss Account in accordance with Section 32.3(a)(l) of Regulation 98 of the New York Insurance Department.      The  Subscribing   Reinsurer   consents   to  withdrawals   from  said   account   in accordance with Section 32.3(a)(3) of the Regulation, including interest and Federal Excise Tax.

Brokerage hereunder is 10.00% of gross ceded premium.

Effective: January I, 2015 UIG3000B (lOA obo Federal Ins)
DOC: January 5, 2015
2of4

GUY CARPENTER

The brokerage rate on reinstatement  premium shall be 50.00% of the above rate.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as follows:

THE PRUDENTIAL  INSURANCE COMPANY OF AMERICA

including any and/or all companies  that are or may hereafter become affiliated therewith

/s/_______________________________________________________1/7/15                                Rocco Mariano

VP & Actuary

GROUP LIFE AND ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

M GUY CARPENTER

                                  And on this  13th  day of   January   in the year  2015

CHUBB & SON, A DIVISION OF FEDERAL INSURANCE COMPANY AS MANAGER FOR AND ON BEHALF OF
FEDERAL INSURANCE COMPANY

/s/ ____________________________________________ SVP & Actuary

Market Reference Number for the First Excess:  n/a
Market Reference Number for the Second Excess: n/a
Market Reference Number for the Third Excess:  71054
       Market Reference Number for the Fourth Excess: TBA
    Market Reference Number for the Fifth Excess:  n/a

THE PRUDENTIAL  INSURANCE COMPANY OF AMERICA

GROUP LIFE AND ACCIDENTAL  DEATH AND DISMEMBERMENT  INSURANCE CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

Effective: January I, 2015

UIG3000B (lOA obo Federal  Ins)

4of4

DOC:  January 5, 2015

GUY CARPENTER

INTERESTS AND LIABILITIES AGREEMENT (the "Agreement")

of

AXIS REINSURANCE COMPANY (the "Subscribing Reinsurer")

as respects the

GROUP LIFE  AND ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

Effective: January 1, 2015 (the "Contract")

issued to and executed by

THE PRUDENTIAL INSURANCE COMPANY  OF AMERICA Newark, New Jersey
including any and/or all companies that are or may hereafter become affiliated therewith
(collectively, the "Company")

The Subscribing Reinsurer's  share in the interests and liabilities of the Reinsurer as set forth in the Contract shall be:

First Excess Layer:      0.675%
Second Excess Layer:       0.675%
Third Excess Layer:       0.675%
Fourth Excess Layer:       NIL%
             Fifth Excess Layer:          NIL%

The share of the Subscribing Reinsurer in the interests and liabilities of the Reinsurer in respect of the Contract shall be separate and apart from the shares of other subscribing reinsurers, if any, on the Contract.  The interests and liabilities of the Subscribing Reinsurer shall not be joint with those of such other subscribing reinsurers and in no event shall the Subscribing Reinsurer participate in the interests and liabilities of such other subscribing reinsurers.

Effective: January 1, 2015 U1G3000B
DOC: January 5, 2015
of2

GUY CARPENTER

This Agreement shall become effective at 12:01 a.m., Local Standard Time, January 1, 2015 and shall be subject to the provisions of the Term Article and the Special Termination Article and all other terms and conditions of the Contract.

Premium and loss payments made to Guy Carpenter shall be deposited in a Premium and Loss Account in accordance with Section 32.3(a)(1) of Regulation 98 of the New York Insurance Department.     The  Subscribing  Reinsurer  consents  to  withdrawals  from  said  account  in accordance with Section 32.3(a)(3) of the  Regulation, including interest and Federal Excise Tax.

Brokerage hereunder is 10.00% of gross ceded premium.

The brokerage rate on reinstatement premium shall be 50.00% of the above rate.

IN WITNESS WHEREOF, the Subscribing Reinsurer has caused this Agreement to be executed by its duly authorized representative as follows:

on this 9th      day of January  in the year 2015.

XIS REINSURANCE COMPANY

/s/

Market Reference Number for the First Excess: Market Reference Number for the Second Excess: Market Reference Number for the Third Excess: Market Reference Number for the Fourth Excess: Market Reference Number for the Fifth Excess:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

GROUP LIFE AND ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

Effective: January 1, 2015 U1G3000B
DOC: January 5, 2015
of2

. . GUY CARPENTER

INTERESTS AND LIABILITIES AGREEMENT (the "Agreement")

of

ALLIED  WORLD ASSURANCE COMPANY LIMITED (the "Subscribing Reinsurer")

as respects the

GROUP  LIFE  AND ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT
Effective: January 1, 2015 (the "Contract")

issued to and executed by

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA Newark, New Jersey
including any and/or all companies that are or may hereafter become affiliated therewith

(collectively, the "Company")

The Subscribing Reinsurer's  share in the interests and liabilities of the Reinsurer as set forth in the Contract shall be:

First Excess Layer:	1.00%
Second Excess Layer:	1.00%
Third Excess Layer:	1.00%
Fourth Excess Layer:	1.00%
Fifth Excess Layer:	1.00%

The share of the Subscribing Reinsurer in the interests and liabilities of the Reinsurer in respect of the Contract shall be separate and apart from the shares of other subscribing reinsurers, if any, on the Contract.  The interests and liabilities of the Subscribing Reinsurer shall not be joint with those  of such  other  subscribing  reinsurers  and  in  no  event  shall  the  Subscribing  Reinsurer participate in the interests and liabilities of such other subscribing reinsurers.

Effective: January I, 2015 UIG3000B
DOC: January 5, 2015
1 of2

.. GUY CARPENTER

This Agreement shall become effective at 12:01 a.m., Local Standard Time, January 1, 2015 and shall be subject to the provisions of the Term Article and the Special Termination Article and all other terms and conditions of the Contract.

Premium and loss payments made to Guy Carpenter shall be deposited in a Premium and Loss Account in accordance with Section 32.3(a)(l) of Regulation 98 of the New York Insurance Department.     The  Subscribing   Reinsurer  consents  to  withdrawals   from  said  account  in accordance with Section 32.3(a)(3) of the Regulation, including interest and Federal Excise Tax.

Brokerage hereunder is 10.00% of gross ceded premium.

The brokerage rate on reinstatement premium shall be 50.00% of the above rate.

IN WITNESS WHEREOF, the Subscribing Reinsurer has caused this Agreement to be executed by its duly authorized representative as follows:

on this       16th day of    January  , in the year  2015 .

ALLIED WORLD ASSURANCE COMPANY LIMITED

/s/

Market Reference Number for the First Excess: 17493-2015

Market Reference Number for the Second Excess:  17494-2015

Market Reference Number for the Third Excess:  17495-2015

Market Reference Number for the Fourth Excess:  17496-2015

Market Reference Number for the Fifth Excess:  17497-2015

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

GROUP LIFE AND ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

Effective: January I , 2015

UlG3000B

2 of2

DOC:  January 5, 2015

GUY CARPENTER

INTERESTS AND LIABILITIES AGREEMENT

(the "Agreement")

of

ARCH  REINSURANCE COMPANY

(the "Subscribing Reinsurer")

as respects the

GROUP LIFE AND ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT
Effective: January 1, 2015

(the "Contract")

issued to and executed by

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Newark,  New Jersey

including any and/or all companies that are or may hereafter become affiliated therewith

(collectively, the "Company")

The Subscribing Reinsurer's share in the interests and liabilities of the Reinsurer as set forth in the Contract shall be:

First Excess Layer:	1.00%
Second Excess Layer:	1.00%
Third Excess Layer:	1.00%
Fourth Excess Layer:	1.00%
Fifth Excess Layer:	1.00%

The share of the Subscribing Reinsurer  in the interests and liabilities of the Reinsurer in respect of the Contract shall be separate and apart fi·om the shares of other subscribing reinsurers, if any, on the Contract.  The interests and liabilities of the Subscribing Reinsurer shall not be joint with those of  such  other  subscribing  reinsurers  and  in  no  event  shall  the  Subscribing  Reinsurer participate in the interests and liabilities of such other subscribing reinsurers.

Effective: January I. 2015

UIG3000B

1 of2

DOC: January 5, 2015

GUY CARPENTER

This Agreement shall become effective at 12:01 a.m., Local Standard Time, January  I, 2015 and shall be subject to the provisions of the Term Article and the Special Termination Article and all other terms and conditions of the Contract.

Premium and loss payments made to Guy Carpenter shall be deposited  in a Premium and Loss Account in accordance  with Section  32.3(a)( I) of  Regulation 98 of the  New York  Insurance Department.     The   Subscribing   Reinsurer  consents   to  withdrawals   from  said  account   in accordance with Section 32.3(a)(3) of the Regulation, including interest and Federal Excise Tax.

Brokerage hereunder is 10.00% of gross ceded premium.

The brokerage rate on reinstatement premium shall be 50.00% of the above rate.

IN WITNESS WHEREOF, the Subscribing Reinsurer has caused this Agreement to be executed by its duly authorized representative as follows:

on this              6th                day of  January

, in the year 2015

ARCH REINSURANCE COMPANY

/s/

Market Reference Number for the First Excess:  11448-1 I
Market Reference Number for the Second Excess:  11448-21
Market Reterence Number for the Third Excess:  11448-31
  Market Reference Number for the Fourth Excess:  11448-41
    Market Reference Number for the Fifth Excess:  11448-51

THE PRUDENTIAL  INSURANCE COMPANY OF AMERICA

GROUP LIFE AND ACCIDENTAL DEATH AND DISMEMBERMENT  INSURANCE CATASTROPHE  EXCESS OF LOSS REINSURANCE CONTRACT

GUY CARPENTER

Effective: January I, 2015

U1G3000B

2of2

DOC: January 5, 2015

INTERESTS AND LIABILITIES AGREEMENT
(the “Agreement”)

of

CERTAIN UNDERWRITING MEMBERS OF LLOYD'S, LONDON, ON WHOSE BEHALF THIS AGREEMENT HAS BEEN SIGNED.
(AS PER SCHEDULE ATTACHED HERETO)
(the “Subscribing Reinsurer”)

as respects the

GROUP LIFE AND ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT
Effective: January 1, 2015 (the “Contract”)

issued to and executed by

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA Newark, New Jersey
including any and/or all companies that are or may hereafter become affiliated therewith
(collectively, the “Company”)

The Subscribing Reinsurer’s share in the interests and liabilities of the Reinsurer as set forth in the Contract shall be:

First Excess Layer:	3.93%
Second Excess Layer:	3.93%
Third Excess Layer:	3.93%
Fourth Excess Layer:	2.00%
Fifth Excess Layer:	2.00%

The share of the Subscribing Reinsurer in the interests and liabilities of the Reinsurer in respect of the Contract shall be separate and apart from the shares of other subscribing reinsurers, if any, on the Contract.  The interests and liabilities of the Subscribing Reinsurer shall not be joint with those of such other subscribing reinsurers and in no event shall the Subscribing Reinsurer participate in the interests and liabilities of such other subscribing reinsurers.

Effective: January 1, 2015 U1G3000B (London)
DOC: January 5, 2015
of 2

This Agreement shall become effective at 12:01 a.m., Local Standard Time, January 1, 2015 and shall be subject to the provisions of the Term Article and the Special Termination Article and all other terms and conditions of the Contract.

Premium and loss payments made to Guy Carpenter shall be deposited in a Premium and Loss Account in accordance with Section 32.3(a)(1) of Regulation 98 of the New York Insurance Department.     The  Subscribing  Reinsurer  consents  to  withdrawals  from  said  account  in accordance with Section 32.3(a)(3) of the Regulation, including interest and Federal Excise Tax.

Brokerage for this Contract is 15.00% of gross ceded premium, of which 10.00% is for Guy Carpenter (US) and 5.00% is for Guy Carpenter & Company Limited, as London correspondent broker.

No brokerage will be paid on reinstatement premium.

IN WITNESS WHEREOF, the Subscribing Reinsurer has caused this Agreement to be executed by its duly authorized representative as follows:

on this   day of   , in the year   .

CERTAIN UNDERWRITING MEMBERS OF LLOYD'S, LONDON, ON WHOSE BEHALF THIS AGREEMENT HAS BEEN SIGNED.
(AS PER SCHEDULE ATTACHED HERETO)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

GROUP LIFE AND ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

Effective: January 1, 2015 U1G3000B (London)
DOC: January 5, 2015
of 2

Now Know Ye that we the Underwriters, Members of the Syndicates whose definitive numbers in the after- mentioned List of Underwriting Members of Lloyd's are set out in the attached Table, hereby bind ourselves each for his own part and not one for another, our Executors and Administrators, and in respect of his due proportion only, to pay or make good to the Assured or to the Assured's Executors or Administrators or to indemnify him or them against all such loss, damage or liability as herein provided, such payment to be made after such loss, damage or liability is proved and the due proportion for which each of us, the Underwriters, is liable shall be ascertained by reference to his share, as shown in the said List, of the Amount, Percentage or Proportion of the total sum insured hereunder which is in the Table set opposite the definitive number of the Syndicate of which such Underwriter is a Member AND FURTHER THAT the List of Underwriting Members of Lloyd's referred to above shows their respective Syndicates and Shares therein, is deemed to be incorporated in and to form part of this policy, bears the number specified in the attached Table and is available for inspection at Lloyd's Policy Signing Office by the Assured or his or their representatives and a true copy of the material parts of the said List certified by the General Manager of Lloyd's Policy Signing Office will be furnished to the Assured on application.

In Witness whereof the General Manager of Lloyd's Policy Signing Office has subscribed his name on behalf of each of us.
LLOYD'S POLICY SIGNING OFFICE,

/s/___________________
                                     General Manager

If this policy (or any subsequent endorsement) has been produced to you in electronic form, the original document is stored on the Insurer's Market Repository to which your broker has access.

(NM)

Definitive Numbers of Syndicates and Amount, Percentage or Proportion of the Total Sum insured hereunder shared between the Members of those Syndicates.

[Missing Graphic Reference]
First Excess Layers

       The Table of Syndicates referred to on the face of this Policy Follows:

BUREAU REFERENCE                                            62713 19/01/2015                                                        BROKER NUMBER                                              0775

PROPORTION %                                                           SYNDICATE                                           UNDERWRITER'S REFERENCE

1.00                                                              4472                                              1239090115GJ

1.00                                                              3623                                              TF254H15ANLN

0.11                                                              2014                                              58877K15AA

0.08                                                              1274                                              301744800015

0.07                                                              1084                                              18605N15AA

0.13                                                              2007                                              WS05215ACW06

0.05                                                                382                                            NP41RB5630CX

0.50                                                              1206                                              15B27131ANNO

0.22                                                              1861                                              15PA35375801

0.50                                                              1919                                              AE2649A15AZA

0.27                                                                382                                            NP31XC0566BX

          TOTAL LINE                No. OF SYNDICATES
           3.93                      11

THE LIST OF UNDERWRITING MEMBERS OF LLOYD'S IS IN RESPECT OF 2015

YEAR OF ACCOUNT

BUREAU USE ONLY EFFECTIVE FROM: 01 JAN 2015          Page 1 of 1

    USE3 72                                                                       20224                      RISK CODE: KX

[Missing Graphic Reference]
Second Excess Layer

       The Table of Syndicates referred to on the face of this Policy Follows:

BUREAU REFERENCE                                            62715 19/01/2015                                                        BROKER NUMBER                                              0775

PROPORTION %                                                           SYNDICATE                                           UNDERWRITER'S REFERENCE

1.00                                                              4472                                            1239090215GJ

1.00                                                              3623                                           TF255V15ANLN

0.11                                                              2014                                            58877K15AB

0.08                                                              1274                                             301744800015

0.07                                                              1084                                              18605N15AA

0.13                                                              2007                                              WS05215ACW06

0.05                                                                382                                            NP41RB5630CX

0.50                                                              1206                                              15B27132ANNO

0.22                                                              1861                                              15PA35375802

0.50                                                              1919                                            AE2649A15AZA

0.27                                                                382                                            NP31XC0567BX

          TOTAL LINE                  No. OF SYNDICATES
           3.93                      11

THE LIST OF UNDERWRITING MEMBERS OF LLOYD'S IS IN RESPECT OF 2015

YEAR OF ACCOUNT

BUREAU USE ONLY                       EFFECTIVE FROM: 01 JAN 2015                             Page 1 of 1
USE3 72                          20224                                   RISK CODE: KX

[Missing Graphic Reference]
Third Excess Layer

        The Table of Syndicates referred to on the face of this Policy Follows:

BUREAU REFERENCE                                            62717 19/01/2015                                                        BROKER NUMBER                                              0775

PROPORTION %                                                           SYNDICATE                                           UNDERWRITER'S REFERENCE

1.00                                                              4472                                              1239090315GJ

1.00                                                              3623                                              TF256E15ANLN

0.11                                                              2014                                              58877K15AC

0.08                                                              1274                                              301744800015

0.07                                                              1084                                              18605N15AA

0.13                                                              2007                                              WS05215ACW06

0.05                                                                382                                            NP41RB5630CX

0.50                                                              1206                                              15B27133ANNO

0.22                                                              1861                                              15PA35375803

0.50                                                              1919                                              AE2649A15AZA

0.27                                                                382                                            NP31XC3655AX

          TOTAL LINE                No. OF SYNDICATES
          3.93                       11

THE LIST OF UNDERWRITING MEMBERS OF LLOYD'S IS IN RESPECT OF 2015

YEAR OF ACCOUNT

BUREAU USE ONLY                       EFFECTIVE FROM: 01 JAN 2015                    Page 1 of 1
    USE3 72                                                                       20224                      RISK CODE: KX

[Missing Graphic Reference]
Fourth Excess Layer

         The Table of Syndicates referred to on the face of this Policy Follows:

BUREAU REFERENCE                                            62720 19/01/2015                                                        BROKER NUMBER                                              0775

PROPORTION %                                                           SYNDICATE                                           UNDERWRITER'S REFERENCE

1.00                                                       4472                                          1239090415GJ

0.50                                                       1206                                          15B27134ANNO

0.50                                                       1919                                          AE2649A15AZA

          TOTAL LINE              No. OF SYNDICATES
             2.00                     3

THE LIST OF UNDERWRITING MEMBERS OF LLOYD'S IS IN RESPECT OF 2015

YEAR OF ACCOUNT

BUREAU USE ONLY                       EFFECTIVE FROM: 01 JAN 2015                    Page 1 of 1
    USE3 72                                                                      7597                      RISK CODE: KX

[Missing Graphic Reference]
Fifth Excess Layer

        The Table of Syndicates referred to on the face of this Policy Follows:

BUREAU REFERENCE                                            62722 19/01/2015                                                        BROKER NUMBER                                              0775

PROPORTION %                                                           SYNDICATE                                           UNDERWRITER'S REFERENCE

1.00                                                              4472                                              1239090515GJ

0.50                                                              1206                                              15B27135ANNO

0.50                                                              1919                                              AE2649A15AZA

          TOTAL LINE               No. OF SYNDICATES
             2.00                      3

THE LIST OF UNDERWRITING MEMBERS OF LLOYD'S IS IN RESPECT OF 2015

YEAR OF ACCOUNT

BUREAU USE ONLY                       EFFECTIVE FROM: 01 JAN 2015                    Page 1 of 1
    USE3 72                                                                      7597                      RISK CODE: KX